UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

FOSSIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19848 (Commission File Number)	75-2018505 (IRS Employer Identification No.)

901 S. Central Expressway Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)

Registrant’s telephone number, including area code (972) 234-2525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Fossil Group, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2018 to (i) elect nine directors to the Board to serve for a term of one year or until their respective successors are elected and qualified (“Proposal 1”), (ii) hold an advisory vote on executive compensation (“Proposal 2”), (iii) vote on a proposal to approve the First Amendment to the Fossil Group, Inc. 2016 Long-Term Incentive Plan (“Proposal 3”), and (iv) ratify the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2018 (“Proposal 4”). For more information about the foregoing proposals, see the Company’s definitive proxy statement dated April 12, 2018.

The table below shows the final results of the voting at the Annual Meeting:

	Votes in Favor	Votes Cast Against	Abstain	Broker Non- Votes
Proposal 1
Mark R. Belgya	35,099,037	906,564	14,348	5,494,745
William B. Chiasson	34,847,530	1,157,866	14,553	5,494,745
Mauria A. Finley	34,836,845	1,167,972	15,133	5,494,744
Kosta N. Kartsotis	34,258,322	1,295,177	466,450	5,494,745
Diane L. Neal	34,299,487	1,706,219	14,243	5,494,745
Thomas M. Nealon	34,761,374	1,243,685	14,890	5,494,745
James E. Skinner	34,630,213	1,374,846	14,890	5,494,475
Gail B. Tifford	35,097,277	908,430	14,242	5,494,475
James M. Zimmerman	34,702,464	1,303,181	14,305	5,494,744

Proposal 2	34,031,651	1,967,473	20,825	5,494,745

Proposal 3	28,997,165	6,968,046	54,739	5,494,744

Proposal 4	40,715,275	777,752	21,667	0

Item 8.01 Other Events

The Company’s Board of Directors unanimously voted to reduce the automatic grant of Restricted Stock Units that would be granted to the “outside directors” of the Company in connection with the Annual Meeting pursuant to the Fossil Group, Inc. 2016 Long-Term Incentive Plan, as amended (the “Plan”).  Instead of receiving a grant of Restricted Stock Units equal to the number of shares of Company common stock having an aggregate Fair Market Value (as defined in the Plan) of $130,000, such “outside directors” will receive 25% less Restricted Stock Units.  In connection with this reduction, the “outside directors” have executed a waiver for the 25% portion of such grant that they would otherwise be entitled to under the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL GROUP, INC.

Date: May 24, 2018	By:	/s/ Jeffery N. Boyer
	Name:	Jeffery N. Boyer
	Title:	Executive Vice President, Chief Financial Officer and Treasurer